EXHIBIT 4.3(A)

This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED		REGISTERED
Principal Amount:
No. PA—	U.S. BANCORP	$
	Medium-Term Note, Series P(Senior)	CUSIP
	(Global Fixed Rate Note)	No.

ORIGINAL ISSUE DATE:	MATURITY DATE:

INTEREST RATE:	REDEMPTION TERMS:
OTHER TERMS:
SPECIFIED CURRENCY:

     U.S. BANCORP, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                          or registered assigns, the principal sum of                                          DOLLARS ($                    )

on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date, and to pay interest thereon from the Original Issue Date shown above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on (but excluding) each February 1 and August 1 or such other dates, if any, as are specified under “Other Terms” above (the “Interest Payment Dates”), commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will be made on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date related to the Interest Payment Date, which shall, unless otherwise specified under “Other Terms” above, be the day (whether or not a Business Day) fifteen calendar days preceding each Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date or Redemption Date is not a Business Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity Date or Redemption Date, and no interest will accrue for the period from and after that Maturity Date or Redemption Date, as applicable. In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, and no interest will accrue with respect to the payment due on such Interest Payment Date for the period from and after that Interest Payment Date to the next succeeding Business Day. Payment of the principal of (and premium, if any) and interest on this Note will be made to the Depository Trust Company, as depositary, or its nominee as the registered owner of the global notes representing the book entry notes, provided, however, that the Company may, at its option, pay interest on any Certificated Note, other than interest at maturity or upon redemption, by mailing a check to the address of the Person entitled to payment as it appears on the Security Register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than fifteen calendar days prior to the applicable Interest Payment Date. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds upon presentation of this Note. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than fifteen days prior to the applicable payment date, subject to certain exceptions. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.

     In case the Specified Currency on the face hereof is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by the Exchange Rate Agent as of 11:00 a.m., London time, on the second day preceding the applicable payment date on which banks are open for business in London and New York City, for the purchase of U.S. dollars with the Specified Currency for settlement on the payment date of the aggregate amount of the Specified Currency payable to Holders of Notes denominated in other than U.S. dollars and who are scheduled to receive U.S. dollar payments. If this bid quotation is not available, the Exchange Rate Agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by the Exchange Rate Agent. If the bids are not available, payment of the aggregate amount due to all Holders on the payment date will be in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments due such Holder.

2

     Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee identified below, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

3

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

U.S. BANCORP

Dated:	By

Vice President

Attest

Assistant Secretary

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities of the
series designated herein and issued
pursuant to the within-mentioned
Indenture.

CITIBANK, N.A.,
as Trustee

By

Authorized Signatory

Or by

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Authenticating Agent

By

Authorized Officer

4

[Reverse Side of Note]
U.S. BANCORP
Medium-Term Note, Series P (Senior)
(Global Fixed Rate Note)

     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991 (herein called the “Indenture”), between the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth on the face hereof under “Redemption Terms”, this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this Note is registered at such address as shall appear in the Security Register of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture. In the event of redemption of less than all of the principal of this Note, a new Note of this series and of like tenor of an authorized denomination representing the unredeemed portion of this Note will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified on the face hereof under “Redemption Terms,” this Note is not subject to any sinking fund.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the

5

time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth on the face hereof, under “Other Terms”, the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 or any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth on the face hereof under “Other Terms.” Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

6

ABBREVIATIONS

     The following abbreviations, when used in this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties

JT TEN—as joint tenants with right of survivorship

and not as tenants in common

UNIF GIFT MIN ACT—		Custodian
	(Cust)		(Minor)

under Uniform Gift to Minors Act

(State)

Additional abbreviations may be used though not in the above list.

7

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

OF ASSIGNEE

(Name and address of assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

Attorney

to transfer said Note on the books of the within Company, with full power of substitution in the premises

Dated

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.

8

EXHIBIT 4.3(B)

This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED		REGISTERED
Principal Amount:
No. PB—	U.S. BANCORP	$
	Medium-Term Note, Series P(Senior)	CUSIP
	(Global Floating Rate Note)	No.

ORIGINAL ISSUE DATE:		MATURITY DATE:

INITIAL INTEREST RATE:		SPREAD:

BASE RATE (and, if		SPREAD MULTIPLIER:
applicable, related Interest Periods):

[ ]	Commercial Paper Rate	REDEMPTION TERMS:
[ ]	Federal Funds Rate
[ ]	LIBOR
[ ]	EURIBOR
[ ]	Prime Rate
[ ]	CD Rate
[ ]	Treasury Rate
[ ]	CMT Rate
[ ]	Other (see “Other Terms”)	OTHER TERMS:

INDEX MATURITY:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

INTEREST RESET DATES:

INTEREST PAYMENT DATES:

INTEREST RESET PERIOD:

SPECIFIED CURRENCY:

DAY COUNT CONVENTION:

[ ]	30/360 for the period
From To
[ ]	Actual/360 for the period
From To
[ ]	Actual/Actual for the period
From To

     U.S. BANCORP, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to

or registered assigns, the principal sum of                                          DOLLARS ($                    )

on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date, and to pay interest thereon from the Original Issue Date shown above or, except as otherwise specified below, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on each Interest Payment Date shown above, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum determined in accordance with the provisions set forth on the reverse side hereof relating to the applicable Base Rate specified above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will be made on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date related to the Interest Payment Date, which, unless otherwise specified under “Other Terms” above, shall be the day (whether or not a Business Day) fifteen calendar days preceding each Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date or Redemption Date is not a Business Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity Date or Redemption Date, as applicable. In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, provided that, for LIBOR and EURIBOR notes, if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. Payment of the principal of (and premium, if any) and interest on this Note will be made to the Depository Trust Company, as depositary, or its nominee as the registered owner of the global notes representing the book entry notes, provided, however, that the Company may, at its option, pay interest on any Certificated Note, other than interest at maturity or upon redemption, by mailing a check to the address of the Person entitled to payment as it appears on the Security Register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than fifteen calendar days prior to the applicable Interest Payment Date. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds. If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under “Redemption Terms”, this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the registered holder of the Note.

     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than fifteen days prior to the applicable payment date. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.

     In case the Specified Currency on the face hereof is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by the Exchange Rate Agent as of 11:00 a.m., London time, on the second day preceding the applicable payment date on which banks are open for business in London and New York City, for the purchase of U.S. dollars with the Specified Currency for settlement on the payment date of the aggregate amount of the Specified Currency payable to Holders of Notes denominated in other than U.S. dollars and who are scheduled to receive U.S. dollar payments. If this bid quotation is not available, the Exchange Rate Agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by the Exchange Rate Agent. If the bids are not available, payment of the aggregate amount due to all Holders on the payment date will be in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments due such Holder.

     Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

U.S. BANCORP

Dated:	By

Vice President

Attest

Assistant Secretary

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities of the series
designated herein and issued pursuant
to the within-mentioned Indenture.

CITIBANK, N.A.,
as Trustee

By

Authorized Signatory

Or by

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Authenticating Agent

By

Authorized Officer

[Reverse Side of Note]
U.S. BANCORP
Medium-Term Note, Series P (Senior)
(Global Floating Rate Note)

     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued or to be issued in one or more series under an Indenture dated as of October 1, 1991 (herein called the “Indenture”), between the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     General

     The rate of interest for this Note will be determined by reference to one or more Base Rates specified on the face hereof, which may be adjusted by a Spread and/or Spread Multiplier. The “Spread” is the number of basis points, or one-hundredth of a percentage point, specified on the face hereof to be added or subtracted from the Base Rate specified on the face hereof. The “Spread Multiplier” is the percentage specified on the face hereof to be applied to the Base Rate specified on the face hereof. This Note may also have either or both of the following: (i) a Maximum Interest Rate, or ceiling, on the rate at which interest will accrue during any Interest Reset Period; and (ii) a Minimum Interest Rate, or floor, on the rate at which interest will accrue during any Interest Reset Period. Notwithstanding the foregoing, the interest rate per annum hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Under present New York law, the maximum rate of interest is 25% per annum on a simple interest basis. This limit may not apply to Notes in which $2,500,000 or more has been invested.

     Commencing with the Interest Reset Date specified on the face hereof, first following the Original Issue Date specified on the face hereof, the rate at which this Note bears interest will be reset daily, weekly, monthly, quarterly, semi-annually or annually (such specified period, an “Interest Reset Period,” and the date on which each such reset occurs, an “Interest Reset Date”). Unless otherwise specified on the face hereof under “Other Terms,” the Interest Reset Date will be as follows: in the case of Notes which are reset daily, each Business Day; in the case of Notes (other than Treasury Rate Notes) which are reset weekly, the Wednesday of each week; in the case of Treasury Rate Notes which are reset weekly, the Tuesday of each week (except if the auction date falls on a Tuesday, then the next Business Day, as provided below); in the case of Notes which are reset monthly, the third Wednesday of each month; in the case of Notes which are reset quarterly, the third Wednesday of March, June, September and December of each year; in the case of Notes which are reset semi-annually, the third Wednesday of the two months of each year as indicated above, by the Interest Reset Dates; and in the case of Notes which are reset annually, the third Wednesday of the month of each year as indicated on the face hereof, by the Interest Reset Dates. Unless otherwise specified on the face hereof, the interest rate determined with respect to any Interest Determination Date (as defined below) will become effective on the next succeeding Interest Reset Date; provided, however, that the interest rate in effect from the Original Issue Date to the first Interest Reset Date with respect to this Note (the “Initial Interest Rate”) will be as set forth on the face hereof. If any Interest Reset Date for any Note would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, provided that, for LIBOR and EURIBOR notes, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.

     As used herein, “Interest Determination Date” is the date that the Calculation Agent will refer to, when determining the new interest rate at which the interest rate on a Floating Rate Note will reset. Unless otherwise specified on the face hereof under “Other Terms,” the Interest Determination Date pertaining to an Interest Reset Date for a Commercial Paper Rate Note, a CD Rate Note, or a CMT Rate Note (the “Commercial Paper Interest Determination Date”, the “CD Interest Determination Date”, and the “CMT Interest Determination Date”, respectively) will be the second Business Day before the Interest Reset Date; for Federal Funds Rate Notes and Prime Rate Notes, the Business Day immediately preceding the related Interest Reset Date (the “Federal Funds Interest Determination Date” and the “Prime Interest Determination Date”, respectively); for EURIBOR Notes, the second TARGET Business Day before the Interest Reset Date (the “EURIBOR Interest Determination Date”); and for LIBOR Notes, the second London Business Day before the Interest Reset Date (the “LIBOR Interest Determination Date”). Unless otherwise specified on the face hereof under “Other Terms,” the Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note (the “Treasury Interest Determination Date”) will be the Business Day (other than the Interest Reset Date) on which Treasury Bills would normally be auctioned in the week in which such Interest Reset Date falls. Treasury Bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, but the auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, that Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next week. If an auction falls on a day that is an Interest Reset Date for a Treasury Rate Note, the Interest Reset Date will be the following Business Day. The Interest Determination Date for a Floating Rate Note, which interest rate is determined by two or more Base Rates, will be the latest Business Day which is at least two Business Days prior to the Interest Reset Date for such Floating Rate Note on which each such Base Rate can be determined.

     Unless otherwise specified on the face hereof under “Other Terms,” interest payments on this Note on an Interest Payment Date will accrue from and including the most recent Interest Payment Date on which interest is paid or duly provided for, or if no interest is paid or duly provided for, the date will be from and including the Original Issue Date or any other date specified in the pricing supplement on which interest begins to accrue. Interest will accrue to, but excluding, the next Interest Payment Date, or if earlier, the date on which the principal is paid or duly made available for payment. Accrued interest is calculated by multiplying the face amount of this Note by the applicable accrued interest factor (the “Accrued Interest Factor”). This Accrued Interest Factor is the sum of the interest factors calculated for each day from the Original Issue Date or from the last date to which interest has been paid or duly provided for to the date for which accrued interest is being calculated. The interest factor for each such day is computed by dividing the annual interest rate, expressed as a decimal, applicable to that day by 360 in the case of Commercial Paper Rate Notes, Federal Funds Rate Notes, LIBOR Notes, EURIBOR Notes, Prime Rate Notes, and CD Rate Notes, or by the actual number of days in the year in the case of Treasury Rate Notes and CMT Rate Notes. The interest rate in effect on each day will be (i) if the day is an Interest Reset Date, the interest rate for the Interest Determination Date related to the Interest Reset Date or (ii) if the day is not an Interest Reset Date, the interest rate for the Interest Determination Date related to the next preceding Interest Reset Date, subject in either case to any Maximum Interest Rate or Minimum Interest Rate referred to on the face hereof.

     On or before the Calculation Date (as defined below), U.S. Bank Trust National Association, as Calculation Agent (the “Calculation Agent”), will determine the interest rate in accordance with the foregoing with respect to the applicable Base Rate and will notify the Paying Agent. The Paying Agent will determine the Accrued Interest Factor applicable to this Note. The Paying Agent will, upon the request of the Holder of this Note, provide the interest rate then in effect and the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date with respect to this Note. The determinations of interest rates made by the Calculation Agent shall, in the absence of manifest error, be conclusive and binding, and neither the Trustee nor the Paying Agent shall have the duty to verify determinations of interest rates made by the Calculation Agent. The determinations of Accrued Interest Factors made by the Paying Agent shall be conclusive and binding. Unless otherwise specified on the face hereof under “Other Terms,” the “Calculation Date” means the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if that day is not a Business Day, the following Business Day, and (ii) the Business Day before the applicable Interest Payment Date, Maturity Date or Redemption Date, as the case may be.

     Unless otherwise specified on the face hereof under “Other Terms,” all percentages resulting from any calculation on this Note, will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward. For example, 9.876545% (or .09876545) will be rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) will be rounded to 9.87654% (or .0987654)).

All calculations of the Accrued Interest Factor for any day on Floating Rate Notes will be rounded, if necessary, to the nearest one hundred-millionth, with five one-billionths rounded upward (e.g., .098765455 will be rounded to .09876546 and .098765454 will be rounded to .09876545). All dollar amounts used in or resulting from calculation on this Note will be rounded to the nearest cent, with one-half cent being rounded upward.

     Determination of Commercial Paper Rate

     If the Base Rate specified above with respect to any Interest Period is the Commercial Paper Rate, this Note is a “Commercial Paper Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Commercial Paper Rate and the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Commercial Paper Interest Determination Date. Commercial Paper Rate Notes will be subject to the minimum interest rate and maximum interest rate, if any.

     Unless otherwise specified on the face hereof under “Other Terms,” “Commercial Paper Rate” means, for any Commercial Paper Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on that date for commercial paper having the Index Maturity specified in the applicable Pricing Supplement as published in “Statistical Release H.15(519), Selected Interest Rates” or any successor publication of the Board of Governors of the Federal Reserve System or (“H.15 (519)”) under the heading “Commercial Paper — Nonfinancial.”

     The following procedures will be followed if the Commercial Paper Rate cannot be determined as described above: (1) If the rate is not published by 3:00 p.m., New York City time, on the Calculation Date relating to the Commercial Paper Interest Determination Date, then the Commercial Paper Rate will be the Money Market Yield of the rate on the Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified in the applicable Pricing Supplement as set forth in the daily update of H.15(519), available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication (the “H.15 Daily Update”) under the heading “Commercial Paper — Nonfinancial;” (2) If by 3:00 p.m., New York City time, on the Calculation Date the rate is not published in either H.15(519) or the H.15 Daily Update, then the Calculation Agent shall determine the Commercial Paper Rate to be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on the Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in the City of New York selected by the Calculation Agent, after consultation with the Company, for commercial paper having the Index Maturity specified in the applicable Pricing Supplement placed for an industrial issuer whose bond rating is “AA,” or the equivalent, from a nationally recognized securities rating agency; provided, however, that if the dealers selected by the Calculation Agent are not quoting as described above in this sentence, the Commercial Paper Rate in effect immediately before the Commercial Paper Interest Determination Date will not change and will remain the Commercial Paper Rate in effect on the Commercial Paper Interest Determination Date.

     “Money Market Yield” shall be a yield calculated in accordance with the following formula:

Money Market Yield =	D x 360	x 100
360 - (D x M)

where “D” refers to the applicable per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the interest period for which the interest is being calculated.

     Determination of Federal Funds Rate

     If the Base Rate specified on the face hereof with respect to any Interest Period is the Federal Funds Rate, this Note is a “Federal Funds Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Federal Funds Rate and the Spread and/or Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Federal Funds Interest Determination Date. Federal Funds Rate Notes will be subject to the minimum interest rate and maximum interest rate, if any.

     Unless otherwise specified on the face hereof under “Other Terms,” “Federal Funds Rate” means, for any Federal Funds Interest Determination Date, the rate on that date for Federal Funds as published in H.15(519) under the heading “Federal Funds (Effective)” as displayed on Moneyline Telerate, Inc., or any successor service, on page 120, or any other page as may replace the applicable page on that service, which is commonly referred to as “Telerate Page 120.” The following procedures will be followed if the Federal Funds Rate cannot be determined as described above: (1) If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date for the Federal Funds Interest Determination Date, the Federal Funds Rate will be the rate published in the H.15 Daily Update under the heading “Federal Funds (Effective);” (2) If neither of the above rates is published by 3:00 p.m., New York City time, on the Calculation Date for the Federal Funds Interest Determination Date, the Calculation Agent will determine the Federal Funds Rate to be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar Federal Funds arranged by three leading dealers of Federal Funds transactions in the City of New York selected by the Calculation Agent, after consultation with the Company, as of 3:00 p.m., New York City time, on such Federal Funds Interest Determination Date; provided, however, that if the dealers selected by the Calculation Agent are not quoting as specified above in this sentence, the Federal Funds Rate in effect immediately before the Federal Funds Interest Determination Date will not change and will remain the Federal Funds Rate in effect on the Federal Funds Interest Determination Date.

     Determination of LIBOR

     If the Base Rate specified on the face hereof with respect to any Interest Period is LIBOR, this Note is a “LIBOR Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be LIBOR, and the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable LIBOR Interest Determination Date. LIBOR Notes will be subject to the minimum interest rate and maximum interest rate, if any.

     Unless otherwise specified on the face hereof under “Other Terms,” “LIBOR” will be determined by the Calculation Agent for each Interest Determination Date in accordance with the following provisions:

     (1) For any LIBOR Interest Determination Date, LIBOR will be the rates for deposits in U.S. dollars having the Index Maturity specified on the face hereof under “Other Terms,” on the second London Business Day before the LIBOR Interest Reset Date, that is displayed on Moneyline Telerate, Inc., or any other successor service, as of 11:00 a.m London time, on page 3750, or any other page as may replace the applicable page, on that service, which is commonly referred to as “Telerate Page 3750;” (2) If no rate appears, the Calculation Agent will request that the principal London offices of each of four major banks in the London interbank market, selected by the Calculation Agent, after consultation with the Company, at approximately 11:00 a.m., London time, on the LIBOR Interest Determination Date provide the Calculation Agent with their offered quotation for deposits in U.S. dollars having the Index Maturity designated in the applicable Pricing Supplement on the second Business Day before the LIBOR Interest Reset Date, and in a principal amount, that in the judgment of the Calculation Agent, is representative of a single transaction in the market at that time. If at least two quotations are provided, LIBOR for the LIBOR Interest Determination Date will be the arithmetic mean of those quotations; (3) If fewer than two quotations are provided, LIBOR will be determined for the applicable LIBOR Interest Determination Date as the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, by three major banks in the City of New York selected by the Calculation Agent, after consultation with the Company, for loans in U.S. dollars to leading European banks, having the Index Maturity specified on the face hereof, on the second London Business Day before the LIBOR Interest Reset Date and in a principal amount that, in the judgment of the Calculation Agent, is representative of a single transaction in the market at that time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as specified above in this sentence, LIBOR in effect immediately before the

LIBOR Interest Determination Date will not change and will remain the LIBOR in effect on such LIBOR Interest Determination Date.

     Determination of EURIBOR

     If the Base Rate specified on the face hereof with respect to any Interest Period is EURIBOR, this Note is a “EURIBOR Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the EURIBOR Rate and the Spread and/or Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable EURIBOR Interest Determination Date. EURIBOR Rate Notes will be subject to the minimum interest rate and maximum interest rate, if any.

     Unless otherwise specified on the face hereof under “Other Terms,” EURIBOR means for any EURIBOR Interest Determination Date, a base rate equal to the interest rate for deposits in euros designated as “EURIBOR” and sponsored jointly by the European Banking Federation and ACI — the Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing that rate. EURIBOR will be determined in the following manner: (1) EURIBOR will be the offered rate for deposits in euros having the Index Maturity specified on the face hereof under “Other Terms,” beginning on the second euro Business Day after the relevant Interest Determination Date, as that rate appears on Telerate Page 248 as of 11:00 a.m. Brussels time, on the relevant Interest Determination Date; (2) If the rate described above does not appear on Telerate Page 248, EURIBOR will be determined on the basis of the rates, at approximately 11:00 a.m. Brussels time, on the relevant Interest Determination Date, at which deposits of the following kind are offered to prime banks in the euro-zone interbank market by the principal euro-zone office of each of four major banks in that market selected by the Calculation Agent, after consultation with the Company: euro deposits having the relevant Index Maturity, beginning on the relevant Interest Reset Date, and in a representative amount. The Calculation Agent will request the principal euro-zone office of each of these banks to provide a quotation of its rate. If at least two quotations are provided, EURIBOR for the relevant Interest Determination Date will be the arithmetic mean of the quotations; (3) If fewer than two quotations are provided as described above, EURIBOR for the relevant Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading euro-zone banks quoted, at approximately 11:00 a.m. Brussels time on that Interest Determination Date, by three major banks in the euro-zone selected by the Calculation Agent, after consultation with the Company: loans of euros having the relevant Index Maturity, beginning on the relevant Interest Reset Date, and in a representative amount, provided, however, that if fewer than three banks selected by the Calculation Agent are quoting as described in the previous sentence, EURIBOR in effect immediately before the new interest period will not change and will remain EURIBOR in effect on such EURIBOR new interest period. If the initial base rate has been in effect for the prior interest period, however, it will remain in effect for the new interest period.

     Determination of Prime Rate

     If the Base Rate specified on the face hereof with respect to any Interest Period is the Prime Rate, this Note is a “Prime Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Prime Rate and the Spread and/or Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Prime Interest Determination Date. Prime Rate Notes will be subject to the minimum interest rate and maximum interest rate, if any.

     Unless otherwise specified on the face hereof under “Other Terms,” “Prime Rate” means, for any Prime Interest Determination Date, the rate on that date as published in H.15(519) under the Heading “Bank Prime Loan.” The following procedures will be followed if the Prime Rate cannot be determined as described in the previous sentence: (1) If the rate is not published prior to 9:00 a.m, New York City time, on the Calculation Date, then the Prime Rate will be the rate on that Prime Interest Determination Date as published in the H.15 Daily Update under the heading “Bank Prime Loan;” (2) If the rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date in either H.15(519) or the H.15 Daily Update, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on that Prime Interest Determination Date by at least three major banks in New York City selected by the Calculation Agent, after consultation with the Company. If the banks selected are not quoting as mentioned in the previous sentences, the Prime Rate will remain the Prime Rate for the immediately preceding Interest Reset Period, or if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

     Determination of the CD Rate

     If the Base Rate specified on the face hereof with respect to any Interest Period is the CD Rate, this Note is a “CD Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the CD Rate and the Spread and/or the Spread Multiplier, as specified on the face hereof, as determined on the applicable CD Interest Determination Date. CD Rate Notes will be subject to the minimum interest rate and maximum interest rate, if any.

     Unless otherwise specified on the face hereof under “Other Terms,” “CD Rate” means, for any CD Interest Determination Date, the rate on that date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as this rate is published in H.15(519) under the heading “CDs (secondary market).” The following procedures will be followed if the CD Rate cannot be determined as described above: (1) If by 3:00 p.m., New York City time, on the Calculation Date related to the CD Interest Determination Date, this rate is not published in H.15(519), then the CD Rate shall be the rate on the CD Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof and published in the H.15 Daily Update under the heading “CDs (secondary market);” (2) If by 3:00 p.m., New York City time, on the Calculation Date, the rate is not published in either H.15(519) or the H.15 Daily Update, the Calculation Agent will calculate the CD Rate to be the arithmetic mean of the secondary market offered rates as of 3:00 p.m., New York City time, on the CD Interest Determination Date, of three leading non-bank dealers in negotiable U.S. dollar certificates of deposit in New York City selected by the Calculation Agent, after consultation with the Company, for negotiable certificates of deposit of major U.S. money market banks which are then rated A-1+ by Standard & Poor’s Ratings Group and P-1 by Moody’s Investor Service, and with a remaining maturity closest to the Index Maturity specified above in denominations of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as described above in this sentence, the CD Rate in effect immediately before that CD Interest Determination Date will not change and will remain the CD Rate in effect on that CD Interest Determination Date.

     Determination of Treasury Rate

     If the Base Rate specified on the face hereof with respect to any Interest Period is the Treasury Rate, this Note is a “Treasury Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Treasury Rate and the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Treasury Interest Determination Date. Treasury Rate Notes will be subject to the minimum interest rate and maximum interest rate, if any.

     Unless otherwise specified on the face hereof under “Other Terms,” “Treasury Rate” means, for any Treasury Interest Determination Date, the rate for the most recent auction of direct obligations of the United States (“Treasury Bills”) having the Index Maturity specified on the face hereof as this rate is displayed on Moneyline Telerate, Inc., or any successor service under the caption “Investment Rate” on page 56 or 57, or other page as may replace the applicable page on that service, which is commonly referred to as “Telerate page 56” or “Telerate Page 57,” as the case may be, or if not published on Moneyline Telerate, Inc., by 3:00 p.m., New York City time, on the Calculation Date for the Treasury Interest Determination Date, the rate published in the H.15 Daily Update under the heading “U.S. Government Securities/Treasury Bills/Auction High.” The following procedures will be followed if the Treasury Rate cannot be determined as described above: (1) If not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date for the Treasury Interest Determination Date, the Treasury Rate will be the bond equivalent yield of the auction rate of the applicable Treasury Bills on the Treasury Interest Determination Date as announced by the U.S. Department of the Treasury. If by 3:00 p.m., New York City time on the Calculation Date, the results of the auction of Treasury Bills having the Index Maturity designated on the face hereof are not otherwise as provided above or if no auction is held in a particular week, then the Calculation Agent will calculate the Treasury Rate to be a Yield to Maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of 3:30 p.m. New York City time, on the Treasury Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent, after consultation with the Company, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected by the Calculation Agent are not quoting as described above in this sentence, the Treasury Rate in effect immediately before the Treasury Interest Determination Date will not change and will remain the Treasury Rate in effect on such Treasury Interest Determination Date.

     The “bond equivalent yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

Bond equivalent yield =	D x N	x 100
360 - (D x M)

     Where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.

Determination of CMT Rate

     If the Base Rate specified on the face hereof with respect to any Interest Period is the CMT Rate, this Note is a “CMT Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the CMT Rate and the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable CMT Interest Determination Date. CMT Rate Notes will be subject to the minimum interest rate and maximum interest rate, if any.

Unless otherwise specified on the face hereof under “Other Terms,” “CMT Rate” means, for any CMT Interest Determination Date, the rate reported on Moneyline Telerate, Inc., or any successor service, under the heading “Daily Treasury Constant Maturities and Money Markets/Federal Reserve Board Release H.15 Monday’s Approx. 3:45 p.m. EDT,” on page 7051, or any other page as may replace the applicable page on that service, which is commonly referred to as “Telerate Page 7051”. The following procedures will be followed if the CMT Rate cannot be determine as described above: If the CMT Rate is not available by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, the Calculation Agent will calculate the CMT Rate for the CMT Interest Determination Date which will be the bond equivalent yield to maturity of the arithmetic mean of the secondary market bid rates, as of 3:00 p.m., New York City time, on the applicable CMT Interest Determination Date, reported, according to their written records, by three leading primary United States government securities dealers in the City of New York (the “Reference Dealers”) selected by the Calculation Agent, after consultation with the Company, for the most recently issued direct noncallable fixed rate Treasury Bills with an original maturity approximately equal to the applicable Index Maturity; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described above in this sentence, the CMT Rate in effect immediately before the CMT Interest Determination Date will not change and will remain the CMT Rate then in effect on such CMT Interest Determination Date.

     Redemption

     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth on the face hereof under “Redemption Terms”, this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this Note is registered at such address as shall appear in the Security Register of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable in the case of any such redemption to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates referred to above, all as provided in the Indenture. In the event of redemption of less than all of the principal of this Note, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion of this Note will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified above, under “Redemption Terms”, this Note is not subject to any sinking fund.

     Miscellaneous Provisions

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth on the face hereof under “Other Terms,” the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 or any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth on the face hereof under “Other Terms.” Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties

JT TEN—as joint tenants with right of survivorship

and not as tenants in common

UNF GIFT MIN ACT—		Custodian
	(Cust)		(Minor)

under Uniform Gift to Minors Act

(State)

Additional abbreviations may be used though not in the above list.

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

     (Name and address of assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

Attorney

to transfer said Note on the books of the within Company, with full power of substitution in the premises

Dated

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.

EXHIBIT 4.3(C)

REGISTERED

No. PC—
This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED
Principal Amount:
$

CUSIP
No.

U.S. Bancorp

Medium-Term Note, Series P (Senior)
(Global Original Issue Discount Zero Coupon Note)

ORIGINAL ISSUE DATE:	MATURITY DATE:

OTHER TERMS:	REDEMPTION TERMS:

ORIGINAL ISSUE DISCOUNT:	YIELD TO MATURITY:

SPECIFIED CURRENCY:

     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE AND THE YIELD TO MATURITY IS THE PERCENTAGE SET FORTH ABOVE.

     U.S. BANCORP, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred

to), for value received, hereby promises to pay to                                          or registered assigns, the principal sum of                                          DOLLARS ($                    ) on the Maturity date shown above.

The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at the Maturity Date, and in such case the overdue principal of this Note shall bear interest at a rate which is equivalent to the Yield to Maturity stated above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the Maturity Date or the date payment is due upon acceleration or redemption, as the case may be, to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable upon demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the same rate as the interest on the overdue principal (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand. In the event that any Maturity Date is not a Business Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity Date and no interest will accrue for the period from or after that Maturity Date. In the event that any Redemption Date is not a Business Day, such Redemption Date shall be postponed to the next day that is a Business Day, and no interest will accrue for the period from or after that Redemption Date. Payment of the principal of (and premium, if any) and interest on this Note will be made to the Depository Trust Company, as depositary, or its nominee as the registered owner of the global notes representing the book entry notes, provided, however, that the Company may, at its option, pay interest on any Certificated Note, other than interest at maturity or upon redemption, by mailing a check to the address of the Person entitled to payment as it appears on the Security Register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than fifteen calendar days prior to the applicable Interest Payment Date.

     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than fifteen days prior to the applicable payment date. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.

     In case the Specified Currency on the face hereof is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by the Exchange Rate Agent as of 11:00 a.m., London time, on the second day preceding the payment date on which banks are open for business in London and New York City, for the purchase of U.S. dollars with the Specified Currency for settlement on the payment date of the aggregate amount of the Specified Currency payable to Holders of Notes denominated in other than U.S. dollars and who are scheduled to receive U.S. dollar payments. If this bid quotation is not available, the Exchange Rate Agent will obtain a bid quotation from a leading foreign exchange bank in

London or New York City selected by the Exchange Rate Agent. If bids are not available, payment of the aggregate amount due to all Holders on the payment date will be in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments due such Holder.

     Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

U.S. BANCORP

Dated:	By

Vice President

Attest

Assistant Secretary

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities of the series
designated herein and issued pursuant to the
within-mentioned Indenture.

CITIBANK, N.A.,
as Trustee

By

Authorized Signature

Or by

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Authenticating Agent

By

Authorized Officer

[Reverse Side of Note]

U.S. BANCORP
Medium-Term Note, Series P (Senior)
(Global Original Issue Discount Zero Coupon Note)

     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991 (herein called the “Indenture”), between the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided may be issued in an unlimited principal amount.

     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified on the face hereof under “Other Terms”, expressed as percentages of the Amortized Face Amount of this Note) are set forth on the face hereof under “Redemption Terms”, this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this Note is registered at such address as shall appear in the Security Register of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company. In the event of redemption of less than all of the principal of this Note, a new Note of this series and of like tenor of an authorized denomination representing the unredeemed portion of this Note will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified on the face hereof under “Redemption Terms”, this Note is not subject to any sinking fund.

     If an Event of Default with respect to Notes in this series shall occur and be continuing, a lesser amount than the principal amount due at the Stated Maturity may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on this Note shall terminate.

     The amount due and payable on this Note in the event that the principal amount hereof is declared due and payable prior to the Stated Maturity or in the event that this Note is redeemed shall, unless otherwise indicated on the face hereof under “Other Terms”, be the Amortized Face Amount of this Note or, in the case of redemption, the specified percentage of the Amortized Face Amount of this Note on the day such payment is due and payable, as determined by the Company, plus, in each case, any accrued but unpaid “qualified stated interest” payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department (the “Regulations”)).

     The “Amortized Face Amount” of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated. In no event can the Amortized Face Amount exceed the principal amount of this Note due at the Stated Maturity hereof. As used in the preceding sentence, the term “issue price” means the principal amount of this Note due at the Stated Maturity hereof less the Original Issue Discount of this Note specified on the face hereof. The term “Stated Yield” of this Note means the Yield to Maturity specified on the face hereof for the period from the Original Issue Date of this Note specified on the face hereof, to the Stated Maturity hereof based on the issue price and stated redemption price at the maturity hereof.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Note that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal (and premium, if any) of this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal (and premium, if any) of this Note is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth on the face hereof under “Other Terms”, the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth on the face hereof, under “Other Terms”. Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties
JT TEN—as joint tenants with right of survivorship
                    and not as tenants in common

UNIF GIFT MIN ACT—	Custodian
(Cust)	(Minor)

under Uniform Gift to Minors Act

(State)

Additional abbreviations may be used though not in the above list.

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

     (Name and address of assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

Attorney
to transfer said Note on the books of the within Company, with full power of substitution in the premises

Dated

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.

EXHIBIT 4.3(D)

REGISTERED

No. PD—
This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED
Principal Amount
$

CUSIP
No.

U.S. Bancorp

Medium-Term Note, Series P (Senior)
(Global Original Issue Discount Fixed Rate Note)

ORIGINAL ISSUE DATE:	MATURITY DATE:

INTEREST RATE:	REDEMPTION TERMS:

OTHER TERMS:

ORIGINAL ISSUE DISCOUNT:	YIELD TO MATURITY:

[ ]	ORIGINAL ISSUE DISCOUNT NOTE SUBJECT TO “SPECIAL PROVISIONS” BELOW	[ ]	ORIGINAL ISSUE DISCOUNT NOTE FOR FEDERAL INCOME TAX PURPOSES ONLY

SPECIFIED CURRENCY:

     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE AND THE YIELD TO MATURITY IS THE PERCENTAGE SET FORTH ABOVE.

U.S. BANCORP, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                          or registered assigns, the principal sum of                                          DOLLARS ($                    ) on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date (subject to the “Special Provisions” on the reverse side hereof, if applicable), and to pay interest on such principal sum from the Original Issue Date shown above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on each February 1 and August 1 or such other dates, if any, as are specified under “Other Terms” above (the “Interest Payment Dates”), commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown on the reverse side hereof, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will be made on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date related to the Interest Payment Date, which shall, unless otherwise specified above under “Other Terms”, be the day (whether or not a Business Day) fifteen calendar days preceding each Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date or Redemption Date is not a Business Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity Date or Redemption Date, and no interest will accrue for the period from and after that Maturity Date or Redemption Date, as applicable. In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, and no interest will accrue with respect to the payment due on such Interest Payment Date for the period from and after that Interest Payment Date to the next succeeding Business Day. Payment of the principal of (and premium, if any) and interest on this Note will be made to the Depository Trust Company, as depositary, or its nominee as the registered owner of the global notes representing the book entry notes, provided, however, that the Company may, at its option, pay interest on any Certificated Note, other than interest at maturity or upon redemption, by mailing a check to the address of the Person entitled to payment as it appears on the Security Register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. A Hold er of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than fifteen calendar days prior to the applicable Interest Payment Date. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds upon presentation of this Note. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than fifteen days prior to the applicable payment date. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.

     In case the Specified Currency on the face hereof is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by the Exchange Rate Agent as of 11:00 a.m., London time, on the second day preceding the applicable payment date on which banks are open for business in London and New York City for the purchase of U.S. dollars with the Specified Currency for settlement on the payment date of the aggregate amount of the Specified Currency payable to Holders of Notes denominated in other than U.S. dollars and who are scheduled to receive U.S. dollar payments. If this bid quotation is not available, the Exchange Rate Agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by the Exchange Rate Agent. If bids are not available, payment of the aggregate amount due to all Holders on the payment date will be in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments due such Holder.

     Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

U.S. BANCORP

Dated:	By

Vice President

Attest

Assistant Secretary

TRUSTEE’S CERTIFICATE
OF AUTHENTICATION

This is one of the Securities of the series
designated herein and issued pursuant to
the within-mentioned Indenture.

CITIBANK, NA.,
as Trustee

By

Authorized Signature

Or by

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Authenticating Agent

By

Authorized Officer

[Reverse Side of Note]
U.S. Bancorp
Medium-Term Note, Series P (Senior)
(Global Original Issue Discount Fixed Rate Note)

     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991 (herein called the “Indenture”), between the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified on the face hereof under “Other Terms”, expressed as percentages of the principal amount of this Note if this Note is an Original Issue Discount Note for federal income tax purposes only as shown on the face hereof and as percentages of the Amortized Face Amount of this Note if this Note is an Original Issue Discount Note subject to the “Special Provisions” below as shown on the face hereof) as set forth on the face hereof under “Redemption Terms”, this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this Note is registered at such address as shall appear in the Security Register of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates, referred to on the face hereof, all as provided in the Indenture. In the event of redemption of less than all of the principal of this Note, a new Note of this series and of like tenor of an authorized denomination representing the unredeemed portion of this Note will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise on the face hereof under “Redemption Terms”, this Note is not subject to any sinking fund.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, a lesser amount than the principal amount due at the Stated Maturity may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on this Note shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Note that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal (and premium, if any) of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth on the face hereof under “Other Terms”, the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth on the face hereof, under “Other Terms”. Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

SPECIAL PROVISIONS

     Unless otherwise indicated on the face hereof under “Other Terms”, if this Note is an Original Issue Discount Fixed Rate Note subject to these Special Provisions, as indicated on the face hereof, the amount due and payable on this Note in the event that the principal amount hereof is declared due and payable prior to the Stated Maturity hereof or in the event that this Note is redeemed shall be the Amortized Face Amount (as defined below) of this Note or, in the case of redemption, the specified percentage of the Amortized Face Amount of this Note on the date such payment is due and payable as determined by the Company, plus, in each case, any accrued but unpaid “qualified stated interest” payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department (the “Regulations”)).

     The “Amortized Face Amount” of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated. In no event can the Amortized Face Amount exceed the principal amount of this Note due at the Stated Maturity hereof. As used in the preceding sentence, the term “issue price” means the principal amount of this Note due at the Stated Maturity hereof less the Original Issue Discount of this Note specified on the face hereof. The term “Stated Yield” of this Note means the Yield to Maturity specified on the face hereof for the period from the Original Issue Date of this Note specified on the face hereof, to the Stated Maturity hereof based on the issue price and stated redemption price at maturity hereof.

ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties

JT TEN—as joint tenants with right of survivorship

                    and not as tenants in common

UNIF GIFT MIN ACT—	Custodian
(Cust)	(Minor)

under Uniform Gift to Minors Act

(State)

Additional abbreviations may be used though not in the above list.

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Name and address of assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

Attorney

to transfer said Note on the books of the within Company, with full power of substitution in the premises

Dated

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.

EXHIBIT 4.3(E)

This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED		REGISTERED
Principal Amount:
No. QA—	U.S. BANCORP	$
	Medium-Term Note, Series Q (Subordinated)	CUSIP:
	(Global Fixed Rate Note)	No.

ORIGINAL ISSUE DATE:	MATURITY DATE:

INTEREST RATE:	REDEMPTION TERMS: OTHER TERMS:
SPECIFIED CURRENCY:

     U.S. BANCORP, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                      or registered assigns, the principal sum of                      DOLLARS ($          )

on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date, and to pay interest thereon from the Original Issue Date shown above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on (but excluding) each February 1 and August 1 or such other dates, if any, as are specified under “Other Terms” above (the “Interest Payment Dates”), commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will be made on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date related to the Interest Payment Date, which shall, unless otherwise specified under “Other Terms” above, be the day (whether or not a Business Day) fifteen calendar days preceding each Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date or Redemption Date is not a Business Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity Date or Redemption Date, and no interest will accrue for the period from and after that Maturity Date or Redemption Date, as applicable. In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, and no interest will accrue with respect to the payment due on such Interest Payment Date for the period from and after that Interest Payment Date to the next succeeding Business Day. Payment of the principal of (and premium, if any) and interest on this Note will be made to the Depository Trust Company, as depositary, or its nominee as the registered owner of the global notes representing the book entry notes, provided, however, that the Company may, at its option, pay interest on any Certificated Note, other than interest at maturity or upon redemption, by mailing a check to the address of the Person entitled to payment as it appears on the Security Register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than fifteen calendar days prior to the applicable Interest Payment Date. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds upon presentation of this Note. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than fifteen days prior to the applicable payment date. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.

     In case the Specified Currency on the face hereof is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by the Exchange Rate Agent as of 11:00 a.m., London time, on the second day preceding the applicable payment date on which banks are open for business in London and New York City, for the purchase of U.S. dollars with the Specified Currency for settlement on the payment date of the aggregate amount of the Specified Currency payable to Holders of Notes denominated in other than U.S. dollars and who are scheduled to receive U.S. dollar payments. If this bid quotation is not available, the Exchange Rate Agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by the Exchange Rate Agent. If the bids are not available, payment of the aggregate amount due to all Holders on the

2

payment date will be in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments due such Holder.

     Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee identified below, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

3

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

U.S. BANCORP

Dated:	By
Vice President

Attest
Assistant Secretary

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities of the series designated herein and issued pursuant to the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By

Authorized Signatory

Or by

U.S. BANK TRUST NATIONAL ASSOCIATION, as Authenticating Agent

By

Authorized Officer

4

[Reverse Side of Note]
U.S. BANCORP
Medium-Term Note, Series Q (Subordinated)
(Global Fixed Rate Note)

     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the “Indenture”), between the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of Senior Indebtedness and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture referred to above, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Company, as defined in the Indenture, and each Holder of this Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination of this Note as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

     The indebtedness evidenced by the Note is issued subject to the provisions of the Indenture regarding payments to creditors in respect of General Obligations. In particular, the Indenture provides that if upon the occurrence of certain events of bankruptcy or insolvency relating to the Company, there remains, after giving effect to the subordination provisions referred in the preceding paragraph, any amount of cash, property or securities available for payment or distribution in respect of Notes (as defined in the Indenture, “Excess Proceeds”), and if, at such time, any creditors in respect of General Obligations have not received payment in full of all amounts due or to become due on or in respect of such General Obligations, then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such General Obligations before any payment or distribution may be made in respect of Notes. This paragraph shall immediately and automatically terminate, be null and void ab initio and have no further effect upon the occurrence of a Termination Event (as defined in the Indenture).

     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth on the face hereof under “Redemption Terms”, this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this

5

Note is registered at such address as shall appear in the Security Register of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture. In the event of redemption of less than all of the principal of this Note, a new Note of this series and with similar terms, and of an authorized denomination representing the unredeemed portion of this Note will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified on the face hereof under “Redemption Terms,” this Note is not subject to any sinking fund.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     Subject to the rights of holders of Senior Indebtedness and General Obligations of the Company set forth in this Note and as provided in the Indenture referred to above, no reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

6

     Unless otherwise set forth on the face hereof, under “Other Terms”, the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 or any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth on the face hereof under “Other Terms.” Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

7

ABBREVIATIONS

     The following abbreviations, when used in this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM-as tenants in common
     TEN ENT-as tenants by the entireties
     JT TEN-as joint tenants with right of survivorship
                     and not as tenants in common

     UNIF GIFT MIN ACT-                                            Custodian
                                                            (Cust)                                                   (Minor)

under Uniform Gift to Minors Act

(State)

Additional abbreviations may be used though not in the above list.

8

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

Attorney

to transfer said Note on the books of the within Company, with full power of substitution in the premises

Dated

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.

9

EXHIBIT 4.3(F)

This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED		REGISTERED

	U.S. Bancorp	Principal Amount:
No. QB-	Medium-Term Note, Series Q (Subordinated)	$
	(Global Floating Rate Note)	CUSIP
No.

ORIGINAL ISSUE DATE:	MATURITY DATE:

INITIAL INTEREST RATE:	SPREAD:

BASE RATE (and, if	SPREAD MULTIPLIER:
applicable, related Interest Periods):

[ ] Commercial Paper Rate	REDEMPTION TERMS:
[ ] Federal Funds Rate
[ ] LIBOR
[ ] EURIBOR
[ ] Prime Rate
[ ] CD Rate
[ ] Treasury Rate
[ ] CMT Rate
[ ] Other (see “Other Terms”)	OTHER TERMS:

INDEX MATURITY:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

INTEREST RESET DATES:

INTEREST PAYMENT DATES:

INTEREST RESET PERIOD:

SPECIFIED CURRENCY:

DAY COUNT CONVENTION:

[ ] 30/360 for the period
From To
[ ] Actual/360 for the period
From To
[ ] Actual/Actual for the period
From To

     U.S. BANCORP, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of ___DOLLARS ($ ___)

on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date, and to pay interest thereon from the Original Issue Date shown above or, except as otherwise specified below, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on each Interest Payment Date shown above, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum determined in accordance with the provisions set forth on the reverse side hereof relating to the applicable Base Rate specified above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will be made on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in such Indenture be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date related to the Interest Payment Date, which, unless otherwise specified under “Other Terms” above, shall be the day (whether or not a Business Day) fifteen calendar days preceding each Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date or Redemption Date is not a Business Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity Date or Redemption Date, as applicable. In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, provided that, for LIBOR and EURIBOR notes, if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. Payment of the principal of (and premium, if any) and interest on this Note will be made to the Depository Trust Company, as depositary, or its nominee as the registered owner of the global notes representing the book entry notes, provided, however, that the Company may, at its option, pay interest on any Certificated Note, other than interest at maturity or upon redemption, by mailing a check to the address of the Person entitled to payment as it appears on the Security Register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than fifteen calendar days prior to the applicable Interest Payment Date. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds. If possible Redemption Dates or periods within which Redempti on Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under “Redemption Terms”, this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the registered holder of the Note.

2

     In case the Specified Currency on the face hereof is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by the Exchange Rate Agent as of 11:00 a.m., London time, on the second day preceding the applicable payment date on which banks are open for business in London and New York City, for the purchase of U.S. dollars with the Specified Currency for settlement on the payment date of the aggregate amount of the Specified Currency payable to Holders of Notes denominated in other than U.S. dollars and who are scheduled to receive U.S. dollar payments. If this bid quotation is not available, the Exchange Rate Agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by the Exchange Rate Agent. If the bids are not available, payment of the aggregate amount due to all Holders on the payment date will be in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments due such Holder.

     Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

3

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

U.S. BANCORP

Dated:	By
Vice President

Attest
Assistant Secretary

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities of the series
designated herein and issued pursuant
to the within-mentioned Indenture.

CITIBANK, N.A.,
as Trustee

By

Authorized Signatory

Or by

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Authenticating Agent

By

Authorized Officer

4

[Reverse Side of Note]
U.S. BANCORP
Medium-Term Note, Series Q (Subordinated)
(Global Floating Rate Note)

     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued or to be issued in one or more series under an Indenture dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the “Indenture”), between the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of Senior Indebtedness and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     General

     The rate of interest for this Note will be determined by reference to one or more Base Rates specified on the face hereof, which may be adjusted by a Spread and/or Spread Multiplier. The “Spread” is the number of basis points, or one-hundredth of a percentage point, specified on the face hereof to be added or subtracted from the Base Rate specified on the face hereof. The “Spread Multiplier” is the percentage specified on the face hereof to be applied to the Base Rate specified on the face hereof. This Note may also have either or both of the following: (i) a Maximum Interest Rate, or ceiling, on the rate at which interest will accrue during any Interest Reset Period; and (ii) a Minimum Interest Rate, or floor, on the rate at which interest will accrue during any Interest Reset Period. Notwithstanding the foregoing, the interest rate per annum hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Under present New York law, the maximum rate of interest is 25% per annum on a simple interest basis. This limit may not apply to Notes in which $2,500,000 or more has been invested.

     Commencing with the Interest Reset Date specified on the face hereof, first following the Original Issue Date specified on the face hereof, the rate at which this Note bears interest will be reset daily, weekly, monthly, quarterly, semi-annually or annually (such specified period, an “Interest Reset Period,” and the date on which each such reset occurs, an “Interest Reset Date”). Unless otherwise specified on the face hereof under “Other Terms,” the Interest Reset Date will be as follows: in the case of Notes which are reset daily, each Business Day; in the case of Notes (other than Treasury Rate Notes) which are reset weekly, the Wednesday of each week; in the case of Treasury Rate Notes which are reset weekly, the Tuesday of each week (except if the auction date falls on a Tuesday, then the next Business Day, as provided below); in the case of Notes which are reset monthly, the third Wednesday of each month; in the case of Notes which are reset quarterly, the third Wednesday of March, June, September and December of each year; in the case of Notes which are reset semi-annually, the third Wednesday of the two months of each year as indicated on the face hereof, by the Interest Reset Dates; and in the case of Notes which are reset annually, the third Wednesday of the month of each year as indicated on the face hereof, by the Interest Reset Dates. Unless otherwise specified on the face hereof, the interest rate determined with respect to any Interest Determination Date (as defined below) will become effective on the next succeeding Interest Reset Date; provided, however, that the interest rate in effect from the Original Issue Date to the first Interest Reset Date with respect to this Note (the “Initial Interest Rate”) will be as set forth on the face hereof. If any Interest Reset Date for any Note would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, provided that, for LIBOR and EURIBOR notes, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.

5

     As used herein, “Interest Determination Date” is the date that the Calculation Agent will refer to, when determining the new interest rate at which the interest rate on a Floating Rate Note will reset. Unless otherwise specified on the face hereof under “Other Terms,” the Interest Determination Date pertaining to an Interest Reset Date for a Commercial Paper Rate Note, a CD Rate Note, or a CMT Rate Note (the “Commercial Paper Interest Determination Date”, the “CD Interest Determination Date”, and the “CMT Interest Determination Date”, respectively) will be the second Business Day before the Interest Reset Date; for Federal Funds Rate Notes and Prime Rate Notes, the Business Day immediately preceding the related Interest Reset Date (the “Federal Funds Interest Determination Date” and the “Prime Interest Determination Date”, respectively); for EURIBOR Notes, the second TARGET Business Day before the Interest Reset Date (the “EURIBOR Interest Determination Date”); and for LIBOR Notes, the second London Business Day before the Interest Reset Date (the “LIBOR Interest Determination Date”). Unless otherwise specified on the face hereof under “Other Terms,” the Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note (the “Treasury Interest Determination Date”) will be the Business Day (other than the Interest Reset Date) on which Treasury Bills would normally be auctioned in the week in which such Interest Reset Date falls. Treasury Bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, but the auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, that Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next week. If an auction falls on a day that is an Interest Reset Date for a Treasury Rate Note, the Interest Reset Date will be the following Business Day. The Interest Determination Date for a Floating Rate Note, which interest rate is determined by two or more Base Rates, will be the latest Business Day which is at least two Business Days prior to the Interest Reset Date for such Floating Rate Note on which each such Base Rate can be determined.

     Unless otherwise specified on the face hereof under “Other Terms,” interest payments on this Note on an Interest Payment Date will accrue from and including the most recent Interest Payment Date on which interest is paid or duly provided for, or if no interest is paid or duly provided for, the date will be from and including the Original Issue Date or any other date specified in the pricing supplement on which interest begins to accrue. Interest will accrue to, but excluding, the next Interest Payment Date, or if earlier, the date on which the principal is paid or duly made available for payment. Accrued interest is calculated by multiplying the face amount of this Note by the applicable accrued interest factor (the “Accrued Interest Factor”). This Accrued Interest Factor is the sum of the interest factors calculated for each day from the Original Issue Date or from the last date to which interest has been paid or duly provided for to the date for which accrued interest is being calculated. The interest factor for each such day is computed by dividing the annual interest rate, expressed as a decimal, applicable to that day by 360 in the case of Commercial Paper Rate Notes, Federal Funds Rate Notes, LIBOR Notes, EURIBOR Notes, Prime Rate Notes, and CD Rate Notes, or by the actual number of days in the year in the case of Treasury Rate Notes and CMT Rate Notes. The interest rate in effect on each day will be (i) if the day is an Interest Reset Date, the interest rate for the Interest Determination Date related to the Interest Reset Date or (ii) if the day is not an Interest Reset Date, the interest rate for the Interest Determination Date related to the next preceding Interest Reset Date, subject in either case to the Maximum Interest Rate or Minimum Interest Rate referred to on the face hereof.

     On or before the Calculation Date (as defined below), U.S. Bank Trust National Association, as Calculation Agent (the “Calculation Agent”), will determine the interest rate in accordance with the foregoing with respect to the applicable Base Rate and will notify the Paying Agent. The Paying Agent will determine the Accrued Interest Factor applicable to this Note. The Paying Agent will, upon the request of the Holder of this Note, provide the interest rate then in effect and the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date with respect to this Note. The determinations of interest rates made by the Calculation Agent shall, in the absence of manifest error, be conclusive and binding, and neither the Trustee nor the Paying Agent shall have the duty to verify determinations of interest rates made by the Calculation Agent. The determinations of Accrued Interest Factors made by the Paying Agent shall be conclusive and binding. Unless otherwise specified on the face hereof under “Other Terms,” the “Calculation Date” means the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if that day is not a Business Day, the following Business Day, and (ii) the Business Day before the applicable Interest Payment Date, Maturity Date or Redemption Date, as the case may be.

     Unless otherwise specified on the face hereof under “Other Terms,” all percentages resulting from any calculation on this Note, will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point,

6

with five one-millionths of a percentage point rounded upward. For example, 9.876545% (or .09876545) will be rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) will be rounded to 9.87654% (or .0987654)). All calculations of the Accrued Interest Factor for any day on Floating Rate Notes will be rounded, if necessary, to the nearest one hundred-millionth, with five one-billionths rounded upward (e.g., .098765455 will be rounded to .09876546 and .098765454 will be rounded to .09876545). All dollar amounts used in or resulting from calculation on this Note will be rounded to the nearest cent, with one-half cent being rounded upward).

     Determination of Commercial Paper Rate

     If the Base Rate specified on the face hereof with respect to any Interest Period is the Commercial Paper Rate, this Note is a “Commercial Paper Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Commercial Paper Rate and the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Commercial Paper Interest Determination Date. Commercial Paper Rate Notes will be subject to the minimum interest rate and maximum interest rate, if any.

     Unless otherwise specified on the face hereof under “Other Terms,” “Commercial Paper Rate” means, for any Commercial Paper Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on that date for commercial paper having the Index Maturity specified in the applicable Pricing Supplement as published in “Statistical Release H.15(519), Selected Interest Rates” or any successor publication of the Board of Governors of the Federal Reserve System (“H.15 (519)”) under the heading “Commercial Paper — Nonfinancial.”

     The following procedures will be followed if the Commercial Paper Rate cannot be determined as described above: (1) If the rate is not published by 3:00 p.m., New York City time, on the Calculation Date relating to the Commercial Paper Interest Determination Date, then the Commercial Paper Rate will be the Money Market Yield of the rate on the Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified in the applicable Pricing Supplement as set forth in the daily update of H.15(519), available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication (the “H.15 Daily Update”) under the heading “Commercial Paper — Nonfinancial;” (2) If by 3:00 p.m., New York City time, on the Calculation Date the rate is not published in either H.15(519) or the H.15 Daily Update, then the Calculation Agent shall determine the Commercial Paper Rate to be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on the Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in the City of New York selected by the Calculation Agent, after consultation with the Company, for commercial paper having the Index Maturity specified in the applicable Pricing Supplement placed for an industrial issuer whose bond rating is “AA,” or the equivalent, from a nationally recognized securities rating agency; provided, however, that if the dealers selected by the Calculation Agent are not quoting as described above in this sentence, the Commercial Paper Rate in effect immediately before the Commercial Paper Interest Determination Date will not change and will remain the Commercial Paper Rate in effect on the Commercial Paper Interest Determination Date.

     “Money Market Yield” shall be a yield calculated in accordance with the following formula:

Money Market Yield =	D x 360	x	100

360 — (D x M)

where “D” refers to the applicable per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the interest period for which the interest is being calculated.

7

     Determination of Federal Funds Rate

     If the Base Rate specified on the face hereof with respect to any Interest Period is the Federal Funds Rate, this Note is a “Federal Funds Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Federal Funds Rate and the Spread and/or Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Federal Funds Interest Determination Date. Federal Funds Rate Notes will be subject to the minimum interest rate and maximum interest rate, if any.

     Unless otherwise specified on the face hereof under “Other Terms,” “Federal Funds Rate” means, for any Federal Funds Interest Determination Date, the rate on that date for Federal Funds as published in H.15(519) under the heading “Federal Funds (Effective)” as displayed on Moneyline Telerate, Inc., or any successor service, on page 120, or any other page as may replace the applicable page on that service, which is commonly referred to as “Telerate Page 120.” The following procedures will be followed if the Federal Funds Rate cannot be determined as described above: (1) If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date for the Federal Funds Interest Determination Date, the Federal Funds Rate will be the rate published in the H.15 Daily Update under the heading “Federal Funds (Effective);” (2) If neither of the above rates is published by 3:00 p.m., New York City time, on the Calculation Date for the Federal Funds Interest Determination Date, the Calculation Agent will determine the Federal Funds Rate to be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar Federal Funds arranged by three leading dealers of Federal Funds transactions in the City of New York selected by the Calculation Agent, after consultation with the Company, as of 3:00 p.m., New York City time, on such Federal Funds Interest Determination Date; provided, however, that if the dealers selected by the Calculation Agent are not quoting as specified above in this sentence, the Federal Funds Rate in effect immediately before the Federal Funds Interest Determination Date will not change and will remain the Federal Funds Rate in effect on the Federal Funds Interest Determination Date.

     Determination of LIBOR

     If the Base Rate specified on the face hereof with respect to any Interest Period is LIBOR, this Note is a “LIBOR Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be LIBOR, and the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable LIBOR Interest Determination Date. LIBOR Notes will be subject to the minimum interest rate and maximum interest rate, if any.

     Unless otherwise specified on the face hereof under “Other Terms,” “LIBOR” will be determined by the Calculation Agent for each Interest Determination Date in accordance with the following provisions:

     (1) For any LIBOR Interest Determination Date, LIBOR will be the rates for deposits in U.S. dollars having the Index Maturity specified on the face hereof under “Other Terms,” on the second London Business Day before the LIBOR Interest Reset Date, that is displayed on Moneyline Telerate, Inc., or any other successor service, as of 11:00 a.m London time, on page 3750, or any other page as may replace the applicable page on that service, which is commonly referred to as “Telerate Page 3750;” (2) If no rate appears, the Calculation Agent will request that the principal London offices of each of four major banks in the London interbank market, selected by the Calculation Agent, after consultation with the Company, at approximately 11:00 a.m., London time, on the LIBOR Interest Determination Date provide the Calculation Agent with their offered quotation for deposits in U.S. dollars having the Index Maturity designated in the applicable Pricing Supplement on the second Business Day before the LIBOR Interest Reset Date, and in a principal amount, that in the judgment of the Calculation Agent, is representative of a single transaction in the market at that time. If at least two quotations are provided, LIBOR for the LIBOR Interest Determination Date will be the arithmetic mean of those quotations; (3) If fewer than two quotations are provided, LIBOR will be determined for the applicable LIBOR Interest Determination Date as the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, by three major banks in the City of New York selected by the Calculation Agent, after consultation with the Company, for loans in U.S. dollars to leading European banks, having the Index Maturity specified on the face hereof on the second London Business Day before the LIBOR Interest Reset Date and in a principal amount that, in the judgment of the Calculation Agent, is representative of a single transaction in the market at that time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as specified above in this sentence, LIBOR in effect immediately before the

8

LIBOR Interest Determination Date will not change and will remain the LIBOR in effect on such LIBOR Interest Determination Date.

     Determination of EURIBOR

     If the Base Rate specified on the face hereof with respect to any Interest Period is EURIBOR, this Note is a “EURIBOR Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the EURIBOR Rate and the Spread and/or Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable EURIBOR Interest Determination Date. EURIBOR Rate Notes will be subject to the minimum interest rate and maximum interest rate, if any.

     Unless otherwise specified on the face hereof under “Other Terms,” EURIBOR means for any EURIBOR Interest Determination Date, a base rate equal to the interest rate for deposits in euros designated as “EURIBOR” and sponsored jointly by the European Banking Federation and ACI — the Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing that rate. EURIBOR will be determined in the following manner: (1) EURIBOR will be the offered rate for deposits in euros having the Index Maturity specified on the face hereof under “Other Terms,” beginning on the second euro Business Day after the relevant Interest Determination Date, as that rate appears on Telerate Page 248 as of 11:00 a.m. Brussels time, on the relevant Interest Determination Date; (2) If the rate described above does not appear on Telerate Page 248, EURIBOR will be determined on the basis of the rates, at approximately 11:00 a.m. Brussels time, on the relevant Interest Determination Date, at which deposits of the following kind are offered to prime banks in the euro-zone interbank market by the principal euro-zone office of each of four major banks in that market selected by the Calculation Agent after consultation with the Company: euro deposits having the relevant Index Maturity, beginning on the relevant Interest Reset Date, and in a representative amount. The Calculation Agent will request the principal euro-zone office of each of these banks to provide a quotation of its rate. If at least two quotations are provided, EURIBOR for the relevant Interest Determination Date will be the arithmetic mean of the quotations; (3) If fewer than two quotations are provided as described above, EURIBOR for the relevant Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading euro-zone banks quoted, at approximately 11:00 a.m. Brussels time on that Interest Determination Date, by three major banks in the euro-zone selected by the Calculation Agent, after consultation with the Company: loans of euros having the relevant Index Maturity, beginning on the relevant Interest Reset Date, and in a representative amount, provided, however, that if fewer than three banks selected by the Calculation Agent are quoting as described in the previous sentence, EURIBOR in effect immediately before the new interest period will not change and will remain EURIBOR in effect on such EURIBOR new interest period. If the initial base rate has been in effect for the prior interest period, however, it will remain in effect for the new interest period.

     Determination of Prime Rate

     If the Base Rate specified on the face hereof with respect to any Interest Period is the Prime Rate, this Note is a “Prime Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Prime Rate and the Spread and/or Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Prime Interest Determination Date. Prime Rate Notes will be subject to the minimum interest rate and maximum interest rate, if any.

     Unless otherwise specified on the face hereof under “Other Terms,” “Prime Rate” means, for any Prime Interest Determination Date, the rate on that date as published in H.15(519) under the heading “Bank Prime Loan.” The following procedures will be followed if the Prime Rate cannot be determined as described in the previous sentence: (1) If the rate is not published prior to 9:00 a.m, New York City time, on the Calculation Date, then the Prime Rate will be the rate on that Prime Interest Determination Date as published in the H.15 Daily Update under the heading “Bank Prime Loan;” (2) If the rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date in either H.15(519) or the H.15 Daily Update, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on that Prime Interest Determination Date by at least three major banks in New York City selected by the Calculation Agent, after consultation with the Company. If the banks selected are not quoting as mentioned in the previous sentences, the Prime Rate will remain the Prime Rate for the immediately

9

preceding Interest Reset Period, or if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

     Determination of the CD Rate

     If the Base Rate specified on the face hereof with respect to any Interest Period is the CD Rate, this Note is a “CD Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the CD Rate and the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable CD Interest Determination Date. CD Rate Notes will be subject to the minimum interest rate and maximum interest rate, if any.

     Unless otherwise specified on the face hereof under “Other Terms,” “CD Rate” means, for any CD Interest Determination Date, the rate on that date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as this rate is published in H.15(519) under the heading “CDs (secondary market).” The following procedures will be followed if the CD Rate cannot be determined as described above: (1) If by 3:00 p.m., New York City time, on the Calculation Date related to the CD Interest Determination Date, this rate is not published in H.15(519), then the CD Rate shall be the rate on the CD Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof and published in the H.15 Daily Update under the heading “CDs (secondary market);” (2) If by 3:00 p.m., New York City time, on the Calculation Date, the rate is not published in either H.15(519) or the H.15 Daily Update, the Calculation Agent will calculate the CD Rate to be the arithmetic mean of the secondary market offered rates as of 3:00 p.m., New York City time, on the CD Interest Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in New York City selected by the Calculation Agent, after consultation with the Company, for negotiable certificates of deposit of major U.S. money market banks which are then rated A-1+ by Standard & Poor’s Ratings Group and P-1 by Moody’s Investor Service, and with a remaining maturity closest to the Index Maturity specified on the face hereof in denominations of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as described above in this sentence, the CD Rate in effect immediately before that CD Interest Determination Date will not change and will remain the CD Rate in effect on that CD Interest Determination Date.

     Determination of Treasury Rate

     If the Base Rate specified on the face hereof with respect to any Interest Period is the Treasury Rate, this Note is a “Treasury Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Treasury Rate and the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Treasury Interest Determination Date . Treasury Rate Notes will be subject to the Minimum Interest Rate and Maximum Interest Rate, if any.

     Unless otherwise specified on the face hereof under “Other Terms,” the applicable Pricing Supplement specifies otherwise, “Treasury Rate” means, for any Treasury Interest Determination Date, the rate for the most recent auction of direct obligations of the United States (“Treasury Bills”) having the Index Maturity specified on the face hereof as this rate is displayed on Moneyline Telerate, Inc., or any successor service under the caption “Investment Rate” on page 56 or 57, or any other page as may replace the applicable page on that service, which is commonly referred to as “Telerate page 56” or “Telerate Page 57,” as the case may be, or if not published on Moneyline Telerate, Inc., by 3:00 p.m., New York City time, on the Calculation Date for the Treasury Interest Determination Date, the rate published in the H.15 Daily Update under the heading “U.S. Government Securities/Treasury Bills/Auction High.” The following procedures will be followed if the Treasury Rate cannot be determined as described above: (1) If not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date for the Treasury Interest Determination Date, the Treasury Rate will be the bond equivalent yield of the auction rate of the applicable Treasury Bills on the Treasury Interest Determination Date as announced by the U.S. Department of the Treasury. (2) If by 3:00 p.m., New York City time on the Calculation Date, the results of the auction of Treasury Bills having the Index Maturity designated above are not otherwise as provided above or if no auction is held in a particular week, then the Calculation Agent will calculate the Treasury Rate to be a Yield to Maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of 3:30 p.m. New York City time, on the Treasury Interest Determination Date, of three leading primary United States government securities dealers selected

10

by the Calculation Agent, after consultation with the Company, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected by the Calculation Agent are not quoting as described above in this sentence, the Treasury Rate in effect immediately before the Treasury Interest Determination Date will not change and will remain the Treasury Rate in effect on such Treasury Interest Determination Date.

     The “bond equivalent yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

Bond equivalent yield =	D x N	x	100

360-(D x M)

     Where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.

Determination of CMT Rate

     If the Base Rate specified on the face hereof with respect to any Interest Period is the CMT Rate, this Note is a “CMT Rate Note” with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the CMT Rate and the Spread and/or the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable CMT Interest Determination Date. CMT Rate Notes will be subject to the minimum interest rate and maximum interest rate, if any.

Unless otherwise specified on the face hereof under “Other Terms,” “CMT Rate” means, for any CMT Interest Determination Date, the rate reported on Moneyline Telerate, Inc., or any successor service, under the heading “Daily Treasury Constant Maturities and Money Markets/Federal Reserve Board Release H.15 Monday’s Approx. 3:45 p.m. EDT,” on page 7051, or any other page as may replace the applicable page on that service, which is commonly referred to as “Telerate Page 7051. The following procedures will be followed if the CMT Rate cannot be determine as described above: If the CMT Rate is not available by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, the Calculation Agent will calculate the CMT Rate for the CMT Interest Determination Date which will be the bond equivalent yield to maturity of the arithmetic mean of the secondary market bid rates, as of 3:00 p.m., New York City time, on the applicable CMT Interest Determination Date, reported, according to their written records, by three leading primary United States government securities dealers in the City of New York (the “Reference Dealers”) selected by the Calculation Agent, after consultation with the Company, for the most recently issued direct noncallable fixed rate Treasury Bills with an original maturity approximately equal to the applicable Index Maturity; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described above in this sentence, the CMT Rate in effect immediately before the CMT Interest Determination Date will not change and will remain the CMT Rate then in effect on such CMT Interest Determination Date.

     Redemption

     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth on the face hereof under “Redemption Terms”, this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this Note is registered at such address as shall appear in the Security Register of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable in the case of any such redemption to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates referred to above, all as provided in the Indenture. In the event of redemption of less than all of the principal of this Note, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion of this

11

Note will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified on the face hereof, under “Redemption Terms”, this Note is not subject to any sinking fund.

     Miscellaneous Provisions

     The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture referred to above, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Company, as defined in the Indenture, and each Holder of this Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination of this Note as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

     The indebtedness evidenced by the Note is issued subject to the provisions of the Indenture regarding payments to creditors in respect of General Obligations. In particular, the Indenture provides that if upon the occurrence of certain events of bankruptcy or insolvency relating to the Company, there remains, after giving effect to the subordination provisions referred in the preceding paragraph, any amount of cash, property or securities available for payment or distribution in respect of Notes (as defined in the Indenture, “Excess Proceeds”), and if, at such time, any creditors in respect of General Obligations have not received payment in full of all amounts due or to become due on or in respect of such General Obligations, then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such General Obligations before any payment or distribution may be made in respect of Notes. This paragraph shall immediately and automatically terminate, be null and void ab initio and have no further effect upon the occurrence of a Termination Event (as defined in the Indenture).

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     Subject to the rights of holders of Senior Indebtedness and General Obligations of the Company set forth in this Note and as provided in the Indenture referred to above, no reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth on the face hereof under “Other Terms,” the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 or any amount in excess of $1,000 which is an

12

integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth on the face hereof under “Other Terms.” Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

13

ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties

JT TEN—as joint tenants with right of survivorship
and not as tenants in common

UNF GIFT MIN ACT —____________ Custodian ____________
(Cust) (Minor)

under Uniform Gift to Minors Act

(State)

Additional abbreviations may be used though not in the above list.

14

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

     (Name and address of assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably constituting and appointing Attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises

Dated ________________

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.

15

EXHIBIT 4.3(G)

REGISTERED

No. QC—
This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED
Principal Amount:
$

CUSIP
No.

U.S. Bancorp

Medium-Term Note, Series Q (Subordinated)
(Global Original Issue Discount Zero Coupon Note)

ORIGINAL ISSUE DATE:	MATURITY DATE:

OTHER TERMS:	REDEMPTION TERMS:

ORIGINAL ISSUE DISCOUNT:	YIELD TO MATURITY:

SPECIFIED CURRENCY:

     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE AND THE YIELD TO MATURITY IS THE PERCENTAGE SET FORTH ABOVE.

     U.S. BANCORP, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                          or registered assigns, the principal sum of                                          DOLLARS ($                    ) on the Maturity date shown above.

The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at the Maturity Date, and in such case the overdue principal of this Note shall bear interest at a rate which is equivalent to the Yield to Maturity stated above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the Maturity Date or the date payment is due upon acceleration or redemption, as the case may be, to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable upon demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the same rate as the interest on the overdue principal (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand. In the event that any Maturity Date is not a Business Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity Date and no interest will accrue for the period from or after that Maturity Date. In the event that any Redemption Date is not a Business Day, such Redemption Date shall be postponed to the next day that is a Business Day, and no interest will accrue for the period from or after that Redemption Date. Payment of the principal of (and premium, if any) and interest on this Note will be made to the Depository Trust Company, as depositary, or its nominee as the registered owner of the global notes representing the book entry notes, provided, however, that the Company may, at its option, pay interest on any Certificated Note, other than interest at maturity or upon redemption, by mailing a check to the address of the Person entitled to payment as it appears on the Security Register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than fifteen calendar days prior to the applicable Interest Payment Date.

     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than fifteen days prior to the applicable payment date. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.

     In case the Specified Currency on the face hereof is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by the Exchange Rate Agent as of 11:00 a.m., London time, on the second day preceding the payment date on which banks are open for business in London and New York City, for the purchase of U.S. dollars with the Specified Currency for settlement on the payment date of the aggregate amount of the Specified Currency payable to Holders of Notes denominated in other than U.S. dollars and who are scheduled to receive U.S. dollar payments. If this bid quotation is not available, the Exchange Rate Agent will obtain a bid quotation from a leading foreign exchange bank in

London or New York City selected by the Exchange Rate Agent. If bids are not available, payment of the aggregate amount due to all Holders on the payment date will be in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments due such Holder.

     Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

U.S. BANCORP

Dated:	By

Vice President

Attest

Assistant Secretary

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities of the series
designated herein and issued pursuant to the
within-mentioned Indenture.

CITIBANK, N.A.,
as Trustee

By

Authorized Signature

Or by

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Authenticating Agent

By

Authorized Officer

[Reverse Side of Note]

U.S. BANCORP
Medium-Term Note, Series Q (Subordinated)
(Global Original Issue Discount Zero Coupon Note)

     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the “Indenture”), between the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of Senior Indebtedness and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided may be issued in an unlimited principal amount.

     The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture referred to above, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Company, as defined in the Indenture, and each Holder of this Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination of this Note as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

     The indebtedness evidenced by the Note is issued subject to the provisions of the Indenture regarding payments to creditors in respect of General Obligations. In particular, the Indenture provides that if upon the occurrence of certain events of bankruptcy or insolvency relating to the Company, there remains, after giving effect to the subordination provisions referred in the preceding paragraph, any amount of cash, property or securities available for payment or distribution in respect of Notes (as defined in the Indenture, “Excess Proceeds”), and if, at such time, any creditors in respect of General Obligations have not received payment in full of all amounts due or to become due on or in respect of such General Obligations, then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such General Obligations before any payment or distribution may be made in respect of Notes. This paragraph shall immediately and automatically terminate, be null and void ab initio and have no further effect upon the occurrence of a Termination Event (as defined in the Indenture).

     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified on the face hereof under “Other Terms”, expressed as percentages of the Amortized Face Amount of this Note) are set forth on the face hereof under “Redemption Terms”, this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this Note is registered at such address as shall appear in the Security Register of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company. In the event of redemption of less than all of the principal of this Note, a new Note of this series and of like tenor of an authorized denomination representing the unredeemed portion of this Note will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified on the face hereof under “Redemption Terms”, this Note is not subject to any sinking fund.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, a lesser amount than the principal amount due at the Stated Maturity may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on this Note shall terminate.

     The amount due and payable on this Note in the event that the principal amount hereof is declared due and payable prior to the Stated Maturity or in the event that this Note is redeemed shall, unless otherwise indicated on the face hereof under “Other Terms”, be the Amortized Face Amount of this Note or, in the case of redemption, the specified percentage of the Amortized Face Amount of this Note on the day such payment is due and payable, as determined by the Company, plus, in each case, any accrued but unpaid “qualified stated interest” payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department (the “Regulations”)).

     The “Amortized Face Amount” of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated. In no event can the Amortized Face Amount exceed the principal amount of this Note due at the Stated Maturity hereof. As used in the preceding sentence, the term “issue price” means the principal amount of this Note due at the Stated Maturity hereof less the Original Issue Discount of this Note specified on the face hereof. The term “Stated Yield” of this Note means the Yield to Maturity specified on the face hereof for the period from the Original Issue Date of this Note specified on the face hereof, to the Stated Maturity hereof based on the issue price and stated redemption price at the maturity hereof.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Note that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof.

     Subject to the rights of holders of Senior Indebtedness and General Obligations of the Company set forth in this Note and as provided in the Indenture referred to above, no reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal (and premium, if any) of this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal (and premium, if any) of this Note is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth on the face hereof under “Other Terms”, the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth on the face hereof, under “Other Terms”. Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties
JT TEN—as joint tenants with right of survivorship
                    and not as tenants in common

UNIF GIFT MIN ACT—	Custodian
(Cust)	(Minor)

under Uniform Gift to Minors Act

(State)

Additional abbreviations may be used though not in the above list.

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Name and address of assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

Attorney
to transfer said Note on the books of the within Company, with full power of substitution in the premises

Dated

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.

EXHIBIT 4.3(H)

REGISTERED

No. QD—
This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED
Principal Amount
$

CUSIP
No.

U.S. Bancorp

Medium-Term Note, Series Q (Subordinated)
(Global Original Issue Discount Fixed Rate Note)

ORIGINAL ISSUE DATE:	MATURITY DATE:

INTEREST RATE:	REDEMPTION TERMS:

OTHER TERMS:

ORIGINAL ISSUE DISCOUNT:	YIELD TO MATURITY:

[ ]	ORIGINAL ISSUE DISCOUNT NOTE SUBJECT TO “SPECIAL PROVISIONS” BELOW	[ ]	ORIGINAL ISSUE DISCOUNT NOTE FOR FEDERAL INCOME TAX PURPOSES ONLY

SPECIFIED CURRENCY:

     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE AND THE YIELD TO MATURITY IS THE PERCENTAGE SET FORTH ABOVE.

U.S. BANCORP, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                          or registered assigns, the principal sum of                                          DOLLARS ($                    ) on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date (subject to the “Special Provisions” on the reverse side hereof, if applicable), and to pay interest on such principal sum from the Original Issue Date shown above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on each February 1 and August 1 or such other dates, if any, as are specified under “Other Terms” above (the “Interest Payment Dates”), commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will be made on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date related to the Interest Payment Date, which shall, unless otherwise specified above under “Other Terms”, be the day (whether or not a Business Day) fifteen calendar days preceding each Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date or Redemption Date is not a Business Day, the principal otherwise payable on such date will be paid on the next day that is a Business Day with the same force and effect as if made on such Maturity Date or Redemption Date, and no interest will accrue for the period from and after that Maturity Date or Redemption Date, as applicable. In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, and no interest will accrue with respect to the payment due on such Interest Payment Date for the period from and after that Interest Payment Date to the next succeeding Business Day. Payment of the principal of (and premium, if any) and interest on this Note will be made to the Depository Trust Company, as depositary, or its nominee as the registered owner of the global notes representing the book entry notes, provided, however, that the Company may, at its option, pay interest on any Certificated Note, other than interest at maturity or upon redemption, by mailing a check to the address of the Person entitled to payment as it appears on the Security Register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or the applicable Paying Agent not later than fifteen calendar days prior to the applicable Interest Payment Date. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds upon presentation of this Note. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or the applicable Paying Agent not later than fifteen days prior to the applicable payment date. That election will remain in effect until revoked by written notice to the Trustee or Paying Agent received no later than fifteen calendar days prior to the applicable payment date.

     In case the Specified Currency on the face hereof is other than U.S. dollars, the amount of any U.S. dollar payment will be based on the bid quoted by the Exchange Rate Agent as of 11:00 a.m., London time, on the second day preceding the applicable payment date on which banks are open for business in London and New York City, for the purchase of U.S. dollars with the Specified Currency for settlement on the payment date of the aggregate amount of the Specified Currency payable to Holders of Notes denominated in other than U.S. dollars and who are scheduled to receive U.S. dollar payments. If this bid quotation is not available, the Exchange Rate Agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by the Exchange Rate Agent. If bids are not available, payment of the aggregate amount due to all Holders on the payment date will be in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments due such Holder.

     Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

U.S. BANCORP

Dated:	By

Vice President

Attest

Assistant Secretary

TRUSTEE’S CERTIFICATE
OF AUTHENTICATION

This is one of the Securities of the series
designated herein and issued pursuant to
the within-mentioned Indenture.

CITIBANK, NA.,
as Trustee

By

Authorized Signature

Or by

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Authenticating Agent

By

Authorized Officer

[Reverse Side of Note]
U.S. Bancorp
Medium-Term Note, Series Q (Subordinated)
(Global Original Issue Discount Fixed Rate Note)

     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the “Indenture”), between the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of Senior Indebtedness and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture referred to above, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Company, as defined in the Indenture, and each Holder of this Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination of this Note as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

     The indebtedness evidenced by the Note is issued subject to the provisions of the Indenture regarding payments to creditors in respect of General Obligations. In particular, the Indenture provides that if upon the occurrence of certain events of bankruptcy or insolvency relating to the Company, there remains, after giving effect to the subordination provisions referred in the preceding paragraph, any amount of cash, property or securities available for payment or distribution in respect of Notes (as defined in the Indenture, “Excess Proceeds”), and if, at such time, any creditors in respect of General Obligations have not received payment in full of all amounts due or to become due on or in respect of such General Obligations, then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such General Obligations before any payment or distribution may be made in respect of Notes. This paragraph shall immediately and automatically terminate, be null and void ab initio and have no further effect upon the occurrence of a Termination Event (as defined in the Indenture).

     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified on the face hereof under “Other Terms”, expressed as percentages of the principal amount of this Note if this Note is an Original Issue Discount Note for federal income tax purposes only as shown on the face hereof and as percentages of the Amortized Face Amount of this Note if this Note is an Original Issue Discount Note subject to the

“Special Provisions” below as shown on the face hereof) as set forth on the face hereof under “Redemption Terms”, this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days’ notice mailed to the Person in whose name this Note is registered at such address as shall appear in the Security Register of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates, referred to on the face hereof, all as provided in the Indenture. In the event of redemption of less than all of the principal of this Note, a new Note of this series and of like tenor of an authorized denomination representing the unredeemed portion of this Note will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified on the face hereof under “Redemption Terms”, this Note is not subject to any sinking fund.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, a lesser amount than the principal amount due at the Stated Maturity (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on this Note shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Note that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof.

     Subject to the rights of holders of Senior Indebtedness and General Obligations of the Company set forth in this Note and as provided in the Indenture referred to above, no reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal (and premium, if any) of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth on the face hereof under “Other Terms”, the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess of $1,000 which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth on the face hereof, under “Other Terms”. Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

SPECIAL PROVISIONS

     Unless otherwise indicated on the face hereof under “Other Terms”, if this Note is an Original Issue Discount Fixed Rate Note subject to these Special Provisions, as indicated on the face hereof, the amount due and payable on this Note in the event that the principal amount hereof is declared due and payable prior to the Stated Maturity hereof or in the event that this Note is redeemed shall be the Amortized Face Amount of this Note or, in the case of redemption, the specified percentage of the Amortized Face Amount of this Note on the date such payment is due and payable as determined by the Company, plus, in each case, any accrued but unpaid “qualified stated interest” payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department (the “Regulations”)).

     The “Amortized Face Amount” of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated. In no event can the Amortized Face Amount exceed the principal amount of this Note due at the Stated Maturity hereof. As used in the preceding sentence, the term “issue price” means the principal amount of this Note due at the Stated Maturity hereof less the Original Issue Discount of this Note specified on the face hereof. The term “Stated Yield” of this Note means the Yield to Maturity specified on the face hereof for the period from the Original Issue Date of this Note specified on the face hereof, to the Stated Maturity hereof based on the issue price and stated redemption price at maturity hereof.

ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties

JT TEN—as joint tenants with right of survivorship

                    and not as tenants in common

UNIF GIFT MIN ACT—		Custodian
	(Cust)		(Minor)

under Uniform Gift to Minors Act

(State)

Additional abbreviations may be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Name and address of assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

                                        Attorney

to transfer said Note on the books of the within Company, with full power of substitution in the premises

Dated

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.